Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of On Track Innovations Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2015 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ofer Tziperman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2015	By: /s/ Ofer Tziperman —————————————— Ofer Tziperman Chief Executive Officer